UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.     )

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Applied Materials, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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APPLIED MATERIALS, INC.

** IMPORTANT NOTICE **

Regarding the Availability of Proxy Materials

You are receiving this communication because you hold shares in Applied Materials, Inc. The materials you should review before you cast your vote are now available.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

APPLIED MATERIALS, INC.

2881 SCOTT BLVD.

P.O. BOX 58039, M/S 2064

SANTA CLARA, CA 95052-8039

Stockholder Meeting to be held on March 10, 2009

Proxy Materials Available

Notice and 2009 Proxy Statement

2008 Annual Report

2008 Form 10-K

PROXY MATERIALS—VIEW OR RECEIVE

You can choose to view the materials online or receive a paper or e-mail copy. There is NO charge for requesting a copy. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor. To facilitate timely delivery, please make the request as instructed below on or before February 24, 2009.

HOW TO VIEW MATERIALS VIA THE INTERNET

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HOW TO REQUEST A COPY OF MATERIALS

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See the Reverse Side for Meeting Information and Instructions on How to Vote

R1APD1

Meeting Information

Meeting Type: Annual Meeting of Stockholders

Meeting Date: March 10, 2009

Meeting Time: 11:00 a.m., PT

For holders as of: January 12, 2009

Meeting Location:

Applied Materials, Inc.

Corporate Offices

3050 Bowers Avenue

Building 1

Santa Clara, California 95054

How To Vote

Vote In Person

At the Meeting, you will need to request a ballot to vote these shares.

Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on March 9, 2009. Have this notice in hand when you access the web site and follow the instructions.

R1APD2

Voting items

Election of Directors—Proposal 1

1. To elect eleven directors to serve for a one-year term and until their successors have been elected and qualified.

The Board recommends a vote FOR each of the following nominees:

01) Aart J. de Geus

02) Stephen R. Forrest

03) Philip V. Gerdine

04) Thomas J. Iannotti

05) Alexander A. Karsner

06) Charles Y.S. Liu

07) Gerhard H. Parker

08) Dennis D. Powell

09) Willem P. Roelandts

10) James E. Rogers

11) Michael R. Splinter

Approval of Amendments to the Certificate of Incorporation—Proposal 2

2. To approve amendments to the Certificate of Incorporation that eliminate supermajority voting provisions.

The Board recommends a vote FOR Proposal 2.

Ratification of the Appointment of the Independent Registered Public Accounting Firm—Proposal 3

3. To ratify the appointment of KPMG LLP as Applied Materials’ independent registered public accounting firm for fiscal year 2009.

The Board recommends a vote FOR Proposal 3.

R1APD3